UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1
to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 23, 2005

VIEWPOINT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27168	95-4102687
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

498 Seventh Avenue, Suite 1810, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 201-0800

______________________________N/A______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Company has filed this Amendment No. 1 to Form 8-K, which was originally filed with the Securities and Exchange Commission on November 23, 2005, to amend the previous filing to provide additional information with respect to Amendment No. 3 to the Overture Master Agreement, entered into on October 26, 2005.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit 10.1*	Amendment No. 1 to the Overture Master Agreement, dated as of May 11, 2004, previously filed as Exhibit 10.1 to Form 8-K filed by Viewpoint Corporation on November 23, 2005

Exhibit 10.2*	Amendment No. 2 to the Overture Master Agreement, dated as of December 1, 2004, previously filed as Exhibit 10.2 to Form 8-K filed by Viewpoint Corporation on November 23, 2005

Exhibit 10.3*	Amendment No. 3 to the Overture Master Agreement, entered into on October 26, 2005

__________

* Confidential treatment has been requested for portions of this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT CORPORATION

/s/ William H. Mitchell
William H. Mitchell
Chief Financial Officer

Dated: December 14, 2005